                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

            |_|    Preliminary Proxy Statement
            |_|    Confidential, for Use of the Commission Only (as permitted by
                   Rule 14a-6(e)(2)
            | |    Definitive Proxy Statement
            |X|    Definitive Additional Materials
            |_|    Soliciting   Material   Pursuant   to   ss.240.14a-11(c)   or
                   ss.240.14a-12

                       LONE STAR STEAKHOUSE & SALOON, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

            |X|    No Fee Required
            |_|    Fee computed on table below per Exchange Act Rules
                   14a-6(i)(4) and 0-11.

            1.     Title  of each  class  of  securities  to  which  transaction applies:

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            2.     Aggregate number of securities to which transaction applies:

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            3.     Per unit price or other underlying value of transaction
                   computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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            4.     Proposed maximum aggregate value transaction:

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            5.     Total fee paid:

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            |_|    Fee paid previously with preliminary materials.

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            |_|    Check  box if any part of the fee is offset  as  provided  by
                   Exchange  Act Rule  0-11(a)(2)  and  identify  the filing for which the  offsetting fee was paid  previously.  Identify the previous  filing  by  registration  number,  or the  Form  or
                   Schedule and the date of its filing.

                   1.    Amount previously paid:

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                   2.    Form, Schedule or Registration Statement No.:

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                   3.    Filing Party:

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                   4.    Date Filed:

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                       LONE STAR STEAKHOUSE & SALOON, INC.
                                224 EAST DOUGLAS
                                    SUITE 700
                           WICHITA, KANSAS 67202-3414

June 1, 2001

Dear Fellow Stockholder:

We have previously sent you proxy material for the Annual Meeting of Lone Star
Steakhouse & Saloon, Inc. to be held on July 6, 2001. Your Board of Directors recommends a vote FOR Proposals 1 and 2, and AGAINST PROPOSAL 3.

According to our latest records, we have not yet received your proxy for the
Annual Meeting. Please help your company avoid the expense of further solicitation by signing, dating and returning the enclosed proxy card today.

Thank you for your cooperation.

Sincerely,

[signature]

Jamie B. Coulter
Chairman & Chief Executive Officer

             If you have any questions, or need assistance in voting
                  your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                           TOLL-FREE AT 1-888-750-5834

                                 IMPORTANT NOTE:

                IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER,
                YOU MAY VOTE BY TELEPHONE OR VIA THE INTERNET BY
                 FOLLOWING THE INSTRUCTIONS ON YOUR VOTING FORM.

                       LONE STAR STEAKHOUSE & SALOON, INC.

Dear Stockholder:

Please accept our thanks for sending in your WHITE Proxy Card.

To avoid any possible dispute as to the validity of your proxy for the reason(s)
indicated below, we are requesting that you sign, date and mail the enclosed additional WHITE Proxy Card with the correction indicated below in the self-addressed envelope provided for your convenience. This Proxy will automatically revoke any previously granted proxy when it is returned.

/ /     YOUR PREVIOUS WHITE PROXY WAS UNSIGNED. (If signing as attorney, executor, administrator, personal representative of an estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

/ /     YOUR PREVIOUS WHITE PROXY WAS UNDATED. (Please date, sign and return the enclosed WHITE Proxy Card in the enclosed envelope.)

/ /     YOUR PREVIOUS WHITE PROXY OMITTED YOUR TITLE OR AUTHORITY. (If signing as attorney, executor, administrator, personal representative of an estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

/ /     YOUR PREVIOUS WHITE PROXY, AS SIGNED, DID NOT CONFORM TO THE NAME SHOWN
        ON THE PROXY. (Please date and sign the enclosed WHITE proxy card exactly as the registration appears on the proxy, including your full title if signing other than in an individual capacity.) If the registration is in the name of a custodian for the benefit of a minor, the custodian must sign and indicate his/her capacity. If you are a beneficiary 18 years or older, you may sign as long as you indicate your age.

/ /     YOUR PREVIOUS WHITE PROXY WAS NOT SIGNED BY ALL JOINT OWNERS. (If shares are registered in the name of more than one person, each such person should sign the enclosed WHITE Proxy Card. If a joint tenant is deceased, please indicate that you are the surviving joint owner.)

/ /     YOUR PREVIOUS WHITE PROXY, AS MARKED, DID NOT CLEARLY SPECIFY YOUR
        INSTRUCTIONS. Please sign, date and clearly mark your proxy.

/ /     OTHER___________________________________________________________________

        ________________________________________________________________________

Since time is of the essence, we would greatly appreciate your signing, dating and mailing the enclosed WHITE Proxy Card as soon as possible. Please mail it in the envelope provided for your convenience. If you have any questions, please call Innisfree M&A Incorporated, the firm assisting us, toll-free at
888-750-5834. Once again, we greatly appreciate your support.

Sincerely,

LONE STAR STEAKHOUSE & SALOON, INC.